ADVANCED SERIES TRUST

AST Goldman Sachs Small-Cap Value Portfolio (the “Portfolio”)

Supplement dated June 17, 2011 to the Prospectus and Statement of Additional Information dated May 1, 2011

James (Chip) Otness, one of the Portfolio’s portfolio managers, has announced his intention to retire from Goldman Sachs Asset Management at the end of 2011. Over the remainder of the year, Mr. Otness’s portfolio management responsibilities for the Portfolio will be transitioned to the Portfolio’s remaining portfolio managers, Sally Pope Davis, Robert Crystal, and J. Kelly Flynn. The transition will be completed by December 30, 2011 and following that date, Mr. Otness will no longer have portfolio management responsibilities with respect to the Portfolio.